Supplement to the
Fidelity® Advisor Tax Managed Stock Fund
Class A, Class T, Class B, and Class C
December 29, 2007
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Beacon Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Tax Managed Stock Fund and Fidelity Tax Managed Stock Fund.

Each fund seeks long-term growth of capital.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Tax Managed Stock Fund in exchange for corresponding shares of Fidelity Tax Managed Stock Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, and Class C, respectively of Fidelity Advisor Tax Managed Stock Fund. After the exchange, Fidelity Advisor Tax Managed Stock Fund will distribute the Fidelity Tax Managed Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Tax Managed Stock Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, will take place on or about April 24, 2009. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Tax Managed Stock Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-877-208-0098.

Effective after the close of business on December 19, 2008, the following information replaces similar sales charge waiver information for Class A and Class T found in the "Fund Distribution" section beginning on page 34.

A front-end sales charge will not apply to the following Class A or Class T shares:

1. Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; or health savings accounts;

2. Purchased for an insurance company separate account;

3. Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department;

ATMS-09-04 February 06, 2009
1.763353.121

4. Purchased with the proceeds of a redemption of Fidelity or Fidelity Advisor fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor fund shares;

5. Purchased with any proceeds of a distribution from a Fidelity recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor 403(b) program) that is rolled directly into a Fidelity Advisor IRA.

6. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

7. Purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR LLC or FIL Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

8. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more, or, a charitable remainder trust or life income pool established for the benefit of a charitable organization;

9. Purchased by the Fidelity Investments Charitable Gift Fund;

10. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals;

11. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts;

12. Purchased to repay a loan against Class A, Class T or Class B shares held in the investor's Fidelity Advisor 403(b) program; or

13. Purchased for health savings account programs by a broker-dealer, registered investment adviser, insurance company, trust institution, or bank trust department.

Supplement to the
Fidelity® Advisor Tax Managed Stock Fund
Institutional Class
December 29, 2007
Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Beacon Street Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor Tax Managed Stock Fund and Fidelity Tax Managed Stock Fund.

Each fund seeks long-term growth of capital.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor Tax Managed Stock Fund in exchange for Institutional Class shares of Fidelity Tax Managed Stock Fund equal in value to the relative net asset value of the outstanding shares of Institutional Class of Fidelity Advisor Tax Managed Stock Fund. After the exchange, Fidelity Advisor Tax Managed Stock Fund will distribute the Fidelity Tax Managed Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor Tax Managed Stock Fund (these transactions are referred to as the "Reorganization").

The Reorganization, which does not require shareholder approval, will take place on or about April 24, 2009. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor Tax Managed Stock Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at  1-877-208-0098.

ATMSI-09-02 February 06, 2009
1.763354.112